Contact:

Cameron Associates
Paul G. Henning
212 245 8800 ext. 221
phenning@cameronassoc.com
         or
Alison Ziegler
212 245 8800 ext. 208
alison@cameronassoc.com

     American Stock Exchange to Continue Listing of Tarpon Industries, Inc.

MARYSVILLE, MI----February 16, 2007 --- Tarpon Industries Inc., (AMEX:TPO) today announced that the staff of the American Stock Exchange (AMEX) has determined that the company has made a reasonable demonstration of its ability to regain compliance with the Amex's continued listing standards. Accordingly, Amex will continue the company's listing until May 31, 2007.

If the company is not in compliance with the continued listing standards on May 31, 2007 or the company does not make progress consistent with its plan to do so, then the AMEX may initiate immediate delisting proceedings.

On September 7, 2006, following its public disclosure of an extraordinary and significant one-time non-cash impairment charge, Tarpon received notices from AMEX that it was not in compliance with certain conditions of the continued listing standards of Section 1003 of the AMEX Company Guide. Specifically, AMEX noted the company's failure to comply with Section 1003(a) (iv) of the AMEX Company Guide relating to sustained losses or its financial condition had become so impaired that it appeared questionable, in the opinion of Amex, as to whether the company would be able to continue operations and/or meet its obligations, as required by Part 10 of the Guide.

The company was afforded an opportunity to submit a plan of compliance to the exchange which was conditionally accepted and, extended to May 31, 2007.

Tarpon Industries, Inc.

Tarpon Industries, Inc., through its wholly owned subsidiaries within the United States and Canada, manufactures and sells structural and mechanical steel tubing and engineered steel storage rack systems. The company's mission is to become a larger and more significant manufacturer and distributor of structural and mechanical steel tubing, engineered steel storage rack systems and related products. For more information, please visit Tarpon's website at http://www.tarponind.com.

Forward-Looking Statements

Certain statements made by Tarpon in this presentation and other periodic oral and written statements, including filings with the Securities and Exchange Commission, are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, as well as statements which address operating performance, events or developments that we believe or expect to occur in the future, including those that discuss strategies, goals, outlook or other non-historical matters, or which relate to future sales or earnings expectations, cost savings, awarded sales, volume growth, earnings or a general belief in our expectations of future operating results, are forward-looking statements. The forward-looking statements are made on the basis of management's assumptions and estimations. As a result, there can be no guarantee or assurance that these assumptions and expectations will in fact occur. The forward-looking statements are subject to risks and uncertainties that may cause actual results to materially differ from those contained in the statements. Some, but not all of the risks, include our ability to obtain future sales, our ability to successfully integrate acquisitions, changes in worldwide economic and political conditions, including adverse effects from terrorism or related hostilities including increased costs, reduced production or other factors, costs related to legal and administrative matters, our ability to realize cost savings expected, inefficiencies related to production that are greater than anticipated, changes in technology and technological risks, foreign currency fluctuations, increased fuel costs, increased steel costs as it relates to our selling price, work stoppages and strikes at our facilities and those of our customers, the presence of downturns in customer markets where the company's goods and services are sold, financial and business downturns of our customers or vendors, and other factors, uncertainties, challenges, and risks detailed in Tarpon's public filings with the Securities and Exchange Commission. Tarpon does not intend or undertake any obligation to update any forward-looking statements.